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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2000



                         Commission file number: 0-7462
                               CPT HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)





            Minnesota                                   41-0972129
(State or Other Jurisdiction of                (IRS Employer Identification No.)
 Incorporation or Organization)


                           680 Fifth Avenue, 8th Floor
                            New York, New York 10019
                                 (212) 931-5260

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ITEM 3.       BANKRUPTCY

On June 30, 2000, the registrant's sole operating subsidiary, J&L Structural, Inc. ("J&L"), filed for protection under Chapter 11 of Title 11 of the United States Code in the Bankruptcy Court for the Western District of Pennsylvania, and has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its business as a debtor-in-possession. The Bankruptcy Court has entered an interim Financing Order pursuant to which the senior lender may make post-petition loans and advances to J&L. As a result, a ratification and amendment agreement was executed by J&L with its senior lender on July 7, 2000.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        CPT Holdings, Inc.
                                                        ------------------
                                                        (Registrant)

Dated:  July 17, 2000                                   /s/ William L. Remley
                                                        ---------------------
                                                        William L. Remley
                                                        President & Treasurer


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